                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) March 29, 1996
                                                        --------------

                          REPUBLIC INDUSTRIES, INC.
                          -------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)

             0-9787                                   73-1105145
             ------                                   ----------
          (Commission                                (IRS Employer
          File Number)                            Identification No.)

       200 East Las Olas Boulevard
            Suite 1400
         Ft. Lauderdale, FL                                 33301
       ---------------------------                          -----
    (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code (954) 627-6000
                                                          --------------


                                     N.A.
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On March 29, 1996, Republic Industries, Inc. (the "Registrant") announced its intention to acquire AutoNation USA ("AutoNation") in a transaction valued at approximately $250 million. It is contemplated that the Registrant will issue approximately 8.7 million shares of its common stock in connection with the transaction, based on a price of $28.625 per share.

Consummation of the transaction described above is subject, among other things, to (i) such approvals by a special committee of the Registrant's Board of Directors as such committee shall deem to be necessary; (ii) receipt by such committee of an opinion from its financial advisor that such transaction is fair to all of the Registrant's stockholders from a financial point of view;
(iii) negotiation and execution of a definitive agreement and (iv) other customary conditions, including regulatory approvals.

The descriptions contained herein of the transaction are qualified in their entirety by reference to the Press Release, dated March 29, 1996, attached hereto as Exhibit 99 which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   Exhibits.

              The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

                                  SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          REPUBLIC INDUSTRIES, INC.


                                          By:  /s/ Gregory K. Fairbanks
                                             ---------------------------------
                                             Gregory K. Fairbanks
                                             Executive Vice President
                                             and Chief Financial Officer

Date: April 2, 1996

                           REPUBLIC INDUSTRIES, INC.

                                 EXHIBIT INDEX

     NUMBER AND                                                 SEQUENTIAL
DESCRIPTION OF EXHIBIT                                          PAGE NUMBER
- ----------------------                                          -----------
1.      None

2.      None

4       None

16.     None

17.     None

21.     None

23.     None

24.     None

27.     None

99.     Press Release, dated March 29, 1996.
